Exhibit 10.8

GRAHAM PACKAGING COMPANY INC.

2401 Pleasant Valley Road

York, Pennsylvania 17402

January 25, 2010

[            ]

c/o Graham Packaging Company Inc.

2401 Pleasant Valley Road

York, Pennsylvania 17402

Re:	Public Offering of Common Stock

Dear [            ]:

Reference is made to that certain Management Stockholders’ Agreement, dated as of February 3, 1998 (the “Management Stockholders’ Agreement”), among Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners III L.P., a Cayman Islands exempted limited partnership, Blackstone Family Investment Partnership III L.P., a Delaware limited partnership, Graham Packaging Company Inc. (f/k/a, BMP/Graham Holdings Corporation), a Delaware corporation (the “Company”), Graham Packaging Holdings Company, a Pennsylvania limited partnership (“Holdings”), GPC Capital Corp. II, a Delaware corporation, and you and the other parties identified on the signature pages thereto or to the supplementary agreements referred to in Section 8.12 thereof as Management Investors. Terms used but not defined in this letter (this “Letter”) shall have the respective meanings set forth in the Management Stockholders’ Agreement.

This Letter is being delivered to you in connection with a proposed underwriting agreement (the “Underwriting Agreement”) relating to a Public Offering, to be entered into among the Company, Holdings, you and the other selling stockholders named in Schedule II thereof, and the financial institutions parties thereto as representatives of a group of underwriters named therein (collectively, the “Underwriters”).

In order to induce the Underwriters to enter into the Underwriting Agreement, it has been requested that you hereby agree to:

(a) effective immediately upon the consummation of the Public Offering pursuant to the Underwriting Agreement, terminate your rights under (i) Sections 3.5 (Tag-Along Rights) and 4.1 (Put Options) of the Management Stockholders’ Agreement, and (ii) the Registration Rights Agreement; and

(b) become a party to the registration rights agreement in substantially the form attached hereto as Exhibit A.

This Letter may be executed and delivered by facsimile transmission or e-mail (as a .pdf or similar uneditable attachment), which transmission shall be deemed delivery of an originally executed copy hereof.

Please indicate your agreement to the terms of this Letter by executing and dating a copy of this letter where indicated below and returning it to the undersigned.

Very truly yours,

GRAHAM PACKAGING COMPANY INC. (F/K/A, BMP/GRAHAM HOLDINGS CORPORATION)

By:
Michael L. Korniczky
Vice President, General Counsel and Secretary

ACKNOWLEDGED AND AGREED TO BY:

[ ] Dated: January , 2010

EXHIBIT A – Form of Registration Rights Agreement